No.                                                       SHARES _______________

                              SECURITY EQUITY FUND
               INCORPORATED UNDER THE LAWS OF THE STATE OF KANSAS

        The company is authorized to issue an unlimited number of shares.
                                  EQUITY SERIES


THIS CERTIFIES THAT


is the owner of

fully paid and non-assessable shares of Common Stock, each of the par value of $0.25 per share, of SECURITY EQUITY FUND, transferable on the books of the corporation by the holder hereof in person or by attorney, upon surrender of this certificate duly endorsed or assigned.

This certificate and the shares represented hereby are subject to the laws of the State of Kansas and to the Articles of Incorporation and the Bylaws of the corporation as from time to time amended.

IN WITNESS WHEREOF, SECURITY EQUITY FUND, has caused this certificate to be signed by its duly authorized officers and to be sealed with the seal of the corporation.

Dated                                        Account No.

-----------------------------------          -----------------------------------
   SECRETARY-ASSISTANT SECRETARY                  PRESIDENT-VICE PRESIDENT

                                     (SEAL)

No.                                                       SHARES _______________

                              SECURITY EQUITY FUND
               INCORPORATED UNDER THE LAWS OF THE STATE OF KANSAS

        The company is authorized to issue an unlimited number of shares.
                                  GLOBAL SERIES


THIS CERTIFIES THAT

is the owner of

fully paid and non-assessable shares of Common Stock, each of the par value of $0.25 per share, of SECURITY EQUITY FUND, transferable on the books of the corporation by the holder hereof in person or by attorney, upon surrender of this certificate duly endorsed or assigned.

This certificate and the shares represented hereby are subject to the laws of the State of Kansas and to the Articles of Incorporation and the Bylaws of the corporation as from time to time amended.

IN WITNESS WHEREOF, SECURITY EQUITY FUND, has caused this certificate to be signed by its duly authorized officers and to be sealed with the seal of the corporation.

Dated                                        Account No.

-----------------------------------          -----------------------------------
   SECRETARY-ASSISTANT SECRETARY                  PRESIDENT-VICE PRESIDENT

                                     (SEAL)

No.                                                       SHARES _______________

                              SECURITY EQUITY FUND
               INCORPORATED UNDER THE LAWS OF THE STATE OF KANSAS

        The company is authorized to issue an unlimited number of shares.
                               TOTAL RETURN SERIES


THIS CERTIFIES THAT

is the owner of

fully paid and non-assessable shares of Common Stock, each of the par value of $0.25 per share, of SECURITY EQUITY FUND, transferable on the books of the corporation by the holder hereof in person or by attorney, upon surrender of this certificate duly endorsed or assigned.

This certificate and the shares represented hereby are subject to the laws of the State of Kansas and to the Articles of Incorporation and the Bylaws of the corporation as from time to time amended.

IN WITNESS WHEREOF, SECURITY EQUITY FUND, has caused this certificate to be signed by its duly authorized officers and to be sealed with the seal of the corporation.

Dated                                        Account No.

-----------------------------------          -----------------------------------
   SECRETARY-ASSISTANT SECRETARY                  PRESIDENT-VICE PRESIDENT

                                     (SEAL)

No.                                                       SHARES _______________

                              SECURITY EQUITY FUND
               INCORPORATED UNDER THE LAWS OF THE STATE OF KANSAS

        The company is authorized to issue an unlimited number of shares.
                             SOCIAL AWARENESS SERIES


THIS CERTIFIES THAT

is the owner of

fully paid and non-assessable shares of Common Stock, each of the par value of $0.25, of SECURITY EQUITY FUND, transferable on the books of the corporation by the holder hereof in person or by attorney, upon surrender of this certificate duly endorsed or assigned.

This certificate and the shares represented hereby are subject to the laws of the State of Kansas and to the Articles of Incorporation and the Bylaws of the corporation as from time to time amended.

IN WITNESS WHEREOF, SECURITY EQUITY FUND, has caused this certificate to be signed by its duly authorized officers and to be sealed with the seal of the corporation.

Dated                                        Account No.

-----------------------------------          -----------------------------------
   SECRETARY-ASSISTANT SECRETARY                  PRESIDENT-VICE PRESIDENT

                                     (SEAL)

No.                                                       SHARES _______________

                              SECURITY EQUITY FUND
               INCORPORATED UNDER THE LAWS OF THE STATE OF KANSAS

        The company is authorized to issue an unlimited number of shares.
                                  VALUE SERIES


THIS CERTIFIES THAT

is the owner of

fully paid and non-assessable shares of Common Stock, each of the par value of $0.25, of SECURITY EQUITY FUND, transferable on the books of the corporation by the holder hereof in person or by attorney, upon surrender of this certificate duly endorsed or assigned.

This certificate and the shares represented hereby are subject to the laws of the State of Kansas and to the Articles of Incorporation and the Bylaws of the corporation as from time to time amended.

IN WITNESS WHEREOF, SECURITY EQUITY FUND, has caused this certificate to be signed by its duly authorized officers and to be sealed with the seal of the corporation.

Dated                                        Account No.

-----------------------------------          -----------------------------------
   SECRETARY-ASSISTANT SECRETARY                  PRESIDENT-VICE PRESIDENT

                                     (SEAL)

No.                                                       SHARES _______________

                              SECURITY EQUITY FUND
               INCORPORATED UNDER THE LAWS OF THE STATE OF KANSAS

        The company is authorized to issue an unlimited number of shares.
                              SMALL COMPANY SERIES


THIS CERTIFIES THAT

is the owner of

fully paid and non-assessable shares of Common Stock, each of the par value of $0.25, of SECURITY EQUITY FUND, transferable on the books of the corporation by the holder hereof in person or by attorney, upon surrender of this certificate duly endorsed or assigned.

This certificate and the shares represented hereby are subject to the laws of the State of Kansas and to the Articles of Incorporation and the Bylaws of the corporation as from time to time amended.

IN WITNESS WHEREOF, SECURITY EQUITY FUND, has caused this certificate to be signed by its duly authorized officers and to be sealed with the seal of the corporation.

Dated                                        Account No.

-----------------------------------          -----------------------------------
   SECRETARY-ASSISTANT SECRETARY                  PRESIDENT-VICE PRESIDENT

                                     (SEAL)

No.                                                       SHARES _______________

                              SECURITY EQUITY FUND
               INCORPORATED UNDER THE LAWS OF THE STATE OF KANSAS

        The company is authorized to issue an unlimited number of shares.
                              ENHANCED INDEX SERIES


THIS CERTIFIES THAT

is the owner of

fully paid and non-assessable shares of Common Stock, each of the par value of $0.25, of SECURITY EQUITY FUND, transferable on the books of the corporation by the holder hereof in person or by attorney, upon surrender of this certificate duly endorsed or assigned.

This certificate and the shares represented hereby are subject to the laws of the State of Kansas and to the Articles of Incorporation and the Bylaws of the corporation as from time to time amended.

IN WITNESS WHEREOF, SECURITY EQUITY FUND, has caused this certificate to be signed by its duly authorized officers and to be sealed with the seal of the corporation.

Dated                                        Account No.

-----------------------------------          -----------------------------------
   SECRETARY-ASSISTANT SECRETARY                  PRESIDENT-VICE PRESIDENT

                                     (SEAL)

No.                                                       SHARES _______________

                              SECURITY EQUITY FUND
               INCORPORATED UNDER THE LAWS OF THE STATE OF KANSAS

        The company is authorized to issue an unlimited number of shares.
                              INTERNATIONAL SERIES


THIS CERTIFIES THAT

is the owner of

fully paid and non-assessable shares of Common Stock, each of the par value of $0.25, of SECURITY EQUITY FUND, transferable on the books of the corporation by the holder hereof in person or by attorney, upon surrender of this certificate duly endorsed or assigned.

This certificate and the shares represented hereby are subject to the laws of the State of Kansas and to the Articles of Incorporation and the Bylaws of the corporation as from time to time amended.

IN WITNESS WHEREOF, SECURITY EQUITY FUND, has caused this certificate to be signed by its duly authorized officers and to be sealed with the seal of the corporation.

Dated                                        Account No.

-----------------------------------          -----------------------------------
   SECRETARY-ASSISTANT SECRETARY                  PRESIDENT-VICE PRESIDENT

                                     (SEAL)

No.                                                       SHARES _______________

                              SECURITY EQUITY FUND
               INCORPORATED UNDER THE LAWS OF THE STATE OF KANSAS

        The company is authorized to issue an unlimited number of shares.
                                SELECT 25 SERIES


THIS CERTIFIES THAT

is the owner of

fully paid and non-assessable shares of Common Stock, each of the par value of $0.25, of SECURITY EQUITY FUND, transferable on the books of the corporation by the holder hereof in person or by attorney, upon surrender of this certificate duly endorsed or assigned.

This certificate and the shares represented hereby are subject to the laws of the State of Kansas and to the Articles of Incorporation and the Bylaws of the corporation as from time to time amended.

IN WITNESS WHEREOF, SECURITY EQUITY FUND, has caused this certificate to be signed by its duly authorized officers and to be sealed with the seal of the corporation.

Dated                                        Account No.

-----------------------------------          -----------------------------------
   SECRETARY-ASSISTANT SECRETARY                  PRESIDENT-VICE PRESIDENT

                                     (SEAL)